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                                                                  Exhibit (e)(4)


                APPENDIX 1 TO 12B-1 PLAN IMPLEMENTING AGREEMENT

Trust       Series
-----       ------

Liberty Funds Trust I
            Liberty Strategic Income Fund
            Liberty Tax-Managed Growth Fund
            Liberty Tax-Managed Value Fund
            Liberty Tax-Managed Growth Fund II
            Liberty Tax-Managed Aggressive Growth Fund

Liberty Funds Trust II
            Liberty Money Market Fund
            Liberty Intermediate Government Fund
            Liberty Newport Japan Opportunities Fund
            Liberty Newport Greater China Fund

Liberty Funds Trust III
            Liberty Select Value Fund
            The Liberty Fund
            Liberty Federal Securities Fund
            Liberty Newport Global Equity Fund
            Liberty Newport International Equity Fund
            Liberty Intermediate Government Income Fund(effective as of
              11/25/02)
            Liberty Quality Plus Bond Fund (effective as of 11/25/02) Liberty Corporate Bond Fund (effective as of 11/25/02)

Liberty Funds Trust IV
            Liberty Tax-Exempt Fund
            Liberty Tax-Exempt Insured Fund
            Liberty Municipal Money Market Fund
            Liberty Utilities Fund

Liberty Funds Trust V
            Liberty Massachusetts Tax-Exempt Fund
            Liberty Connecticut Tax-Exempt Fund
            Liberty California Tax-Exempt Fund
            Liberty New York Tax-Exempt Fund
            Liberty Ohio Tax-Exempt Fund

            Liberty Intermediate Tax-Exempt Bond Fund (effective as of
              11/25/02)

            Liberty Massachusetts Intermediate Municipal Bond Fund
              (effective as of 12/9/02)
            Liberty Connecticut Intermediate Municipal Bond Fund
              (effective as of 11/18/02)
            Liberty New Jersey Intermediate Municipal Bond Fund (effective as of 11/18/02)
            Liberty New York Intermediate Municipal Bond Fund (effective as of 11/25/02)
            Liberty Rhode Island Intermediate Municipal Bond Fund
              (effective as of 11/18/02)
            Liberty Florida Intermediate Municipal Bond Fund (effective as of 11/18/02)
            Liberty Pennsylvania Intermediate Municipal Bond Fund
              (effective as of 11/25/02)
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            Liberty Large Company Index Fund (effective as of 12/09/02)
            Liberty U.S. Treasury Index Fund (effective as of 11/25/02) Liberty Small Company Index Fund (effective as of 11/25/02)


Liberty Funds Trust VI
            Liberty Growth & Income Fund
            Liberty Small-Cap Value Fund
            Liberty Newport Asia Pacific Fund

Liberty Funds Trust VII
            Liberty Newport Tiger Fund
            Liberty Newport Europe Fund

By:
     -------------------------------
     Jean S. Loewenberg, Secretary For Each Trust



By:
     -------------------------------
     James Tambone, Co-President
     Liberty Funds Distributor, Inc.

Dated: November 18, 2002